UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 5, 2010

TRC COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9947	06-0853807
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21 Griffin Road North, Windsor, Connecticut 06095

(Address of Principal Executive Offices) (Zip Code)

(860) 298-9692

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As of April 5, 2010, Mr. Dennis E. Welch, Executive Vice President of American Electric Power Co., Inc. joined TRC’s (“the Company’s”) Board of Directors effective immediately for a term to expire at the Company’s next Annual Meeting of Shareholders.  Mr. Welch has not yet been appointed to any committee of the Company’s Board of Directors.  Non-employee directors of the Company receive an annual retainer of $35,000 payable at each director’s election in cash or common stock and subject to deferral under the Director’s Deferred Compensation Plan.  In addition, directors participate in the Company’s Equity Compensation Plan and typically receive annual equity grants.

Item 9.01.                  Financial Statements and Exhibits.

Exhibit 99.1                                              News release titled “AEP’s Dennis Welch Joins TRC Board of Directors.”

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 8, 2010	TRC Companies, Inc.

	By:	/s/ Thomas W. Bennet, Jr.
Thomas W. Bennet, Jr.
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	News release titled “AEP’s Dennis Welch Joins TRC Board of Directors.”